                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                     ------------------------------------

                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report (date of earliest event reported):  September 1, 2000


Commission     Exact name of registrant as specified in its charter,       I.R.S. Employer
File Number    state of incorporation, address of principal executive      Identification Number
               offices, and telephone number

1-15929             CP&L Energy, Inc.                                      56-2155481
                    411 Fayetteville Street
                    Raleigh, North Carolina 27601-1748
                    Telephone:  (919) 546-6411
                    State of Incorporation:  North Carolina

                                     NONE
                                     ----
(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5. OTHER EVENTS.

On September 11, 2000, Caronet, Inc., a North Carolina corporation that is also domesticated in Virginia and a wholly-owned subsidiary of CP&L Energy, Inc., (the "Company") entered into an Agreement to Settle and Merger Plan (the "Agreement") by and among DukeNet Communications, Inc., a North Carolina corporation; BellSouth Personal Communications, Inc., a Delaware corporation ("BellSouth PCI"); BellSouth Corporation, a Georgia corporation ("BellSouth"), and BellSouth Carolinas PCS, L.P., a Delaware limited partnership ("BellSouth Carolinas") and the Company. Pursuant to the terms of the Agreement, BellSouth PCI will acquire the interests of the limited partners in BellSouth Carolinas in conjunction with a merger of BellSouth Carolinas into BellSouth PCI (the "Merger"). As consideration for the Merger, BellSouth PCI will pay the limited partners $20 million for each one percent interest in BellSouth Carolinas. Upon consummation of the Merger, the Company will receive $200 million for its 10%
limited partnership interest in BellSouth Carolinas.   Consummation of the
transactions contemplated by the Agreement is subject to approval by the directors of the Company, approval by the directors of BellSouth and certain other conditions.

The Agreement, including all annexes and exhibits, is filed herewith as Exhibit 2 to this Form 8-K and is incorporated herein by reference. The foregoing summary of the Merger and the transactions contemplated by the Agreement is qualified in its entirety by reference to the Agreement.

A copy of the press release announcing the Agreement is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CP&L ENERGY, INC.
                                     Registrant


                                     By: /s/Peter M. Scott III
                                         -------------------------------
                                         Peter M. Scott III
                                         Executive Vice President and
                                         Chief Financial Officer

Date:  September 19, 2000
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                               INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------
2              Agreement to Settle and Merger Plan by and among DukeNet
               Communications, Inc., a North Carolina corporation, Caronet,
               Inc., a North Carolina corporation that is also domesticated in Virginia, BellSouth Personal Communications, Inc., a Delaware corporation, BellSouth Corporation, a Georgia corporation, and BellSouth Carolinas PCS, L.P., a Delaware limited partnership.

99 Joint Press Release of CP&L Energy, Inc., BellSouth Corporation and Duke Energy Corporation, dated September 12, 2000.